UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2011
TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657	36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14901 South Orange Blossom Trail Orlando, Florida	32837
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 407-826-5050

____________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, effective with the first quarter of 2011 (which began December 26, 2010), Tupperware Brands Corporation (“the Company”) has modified its segment reporting to more clearly reflect the geographic distribution of its businesses.  Consequently, the Company no longer has a Beauty Other segment, and the businesses that had been reported in that segment are now reported as indicated:  Tupperware Brands Philippines in Asia Pacific; the Company's Central America businesses in Tupperware North America; the Nutrimetics businesses in Europe and Asia Pacific, in those segments as applicable; and the businesses in South America in a separate geographic segment.

The Company is filing this Current Report on Form 8-K to revise certain sections within its Form 10-K for the fiscal year ended December 25, 2010 ("2010 Form 10-K"), to give retroactive effect to the change in reportable segments. All other information in the 2010 Form 10-K remains unchanged. The revisions to the 2010 Form 10-K to reflect the change in reportable segments are within the discussion and presentation of the Company's operating results, financial position, and cash flows by reportable segment in Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Note 16 within Part II, Item 8. Financial Statements and Supplementary Data.

The change in reportable segments had no impact on the Company's historical consolidated financial position, results of operations or cash flows. This Current Report on Form 8-K does not reclassify nor restate the Company's previously reported consolidated financial statements for any period, and all other information in the 2010 Form 10-K remains unchanged, including Notes 1 through 15 and 17 through 18 to the Company's consolidated financial statements.

This Form 8-K does not reflect events or developments that occurred after February 22, 2011, nor does it modify or update disclosures in any way other than as required to reflect the effect of the change in the Company's reportable segments described above. More current information is contained in the Company's Quarterly Report on Form 10-Q for the period ended April 2, 2011 and other filings with the Securities and Exchange Commission. The information in this Form 8-K should be read in conjunction with the 2010 Form 10-K, the Form 10-Q for the period ended April 2, 2011, and other documents filed by the Company with the Securities and Exchange Commission subsequent to February 22, 2011. Revisions to the 2010 Form 10-K included in this Form 8-K, as noted above, supersede the corresponding portions of the Company's 2010 Form 10-K filed on February 22, 2011.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
23	Consent of PricewaterhouseCoopers LLC, Independent Registered Public Accounting Firm
99.1
Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations"; Consolidated Financial Statements (as previously reported) and accompanying revised footnotes; and the Report of Independent Registered Public Accounting Firm

101
The following materials from the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2011 formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Income; (ii) the Consolidated Balance Sheets; (iii) the Consolidated Statement of Equity; (iv) the Consolidated Statement of Cash Flows; and (v) Notes to the Consolidated Financial Statements.

In accordance with Rule 402 of Regulation S-T, the XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION

Date: May 25, 2011	By:	/s/ Nicholas K. Poucher
Nicholas K. Poucher
Vice President and Controller (Principal Accounting Officer)